Exhibit 99.1

Jennifer Han

(914) 288-8100

ACADIA REALTY TRUST ANNOUNCES APPOINTMENT OF MARK DENIEN TO BOARD OF TRUSTEES

Lorrence T. Kellar to Retire from Board as Part of Ongoing Board Refreshment

RYE, NY – October 12, 2022 –Acadia Realty Trust (NYSE: AKR) (“Acadia” or the “Company”) today announced the appointment of Mark Denien to the Company’s Board of Trustees (the “Board”) and to the Audit Committee of the Board, effective October 11, 2022.

Mr. Denien has over 20 years of financial experience in real estate investment, having served multiple executive roles from 2005 to October 2022 at Duke Realty Corporation, a publicly traded REIT in the S&P 500 prior to its recent merger with Prologis. Mr. Denien most recently served as Executive Vice President, Chief Financial Officer of Duke Realty, a role he held since 2013. As Chief Financial Officer, Mr. Denien oversaw all financial functions for the company, including capital markets, accounting, taxation, investor relations, treasury, and information technology. Prior to being named Chief Financial Officer, Mr. Denien was Senior Vice President, Chief Accounting Officer. Mr. Denien is also a Certified Public Accountant, and prior to joining Duke Realty, he was an audit and advisory partner for KPMG, LLP, focused on the real estate and construction industries. He began his career with KPMG in 1989.

The Company also announced today that Lorrence T. Kellar, an independent trustee and member of the Audit Committee and the Compensation Committee of the Board, has notified the Company of his intention to retire from the Board effective as of the 2023 annual shareholder meeting. Mr. Kellar has served on the Board since 2003 and his retirement is part of the Board’s ongoing commitment to refreshment, including the appointment to the Board of Mr. Denien, described above, and that of Kenneth A. McIntyre last year.

“As a finance and real estate executive, Larry has provided exceptional service and expertise to the Board over his tenure, and we sincerely thank him for his dedication and leadership,” stated Lee S. Wielansky, Lead Trustee of Acadia’s Board. “We are also delighted to welcome Mark to the Board. Mark brings substantial industry expertise in the financial, capital markets and accounting areas and his perspective and insights will be a great complement to the depth of competencies on the Board as we continue to execute on our long-term strategy.”

About Acadia Realty Trust

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth via its dual – Core Portfolio and Fund – operating platforms and its disciplined, location-driven investment strategy. Acadia Realty Trust is accomplishing this goal by building a best-in-class core real estate portfolio with meaningful concentrations of assets in the nation’s most dynamic corridors; making profitable opportunistic and value-add investments through its series of discretionary, institutional funds; and maintaining a strong balance sheet. For further information, please visit www.acadiarealty.com.

The Company uses, and intends to use, the Investors page of its website, which can be found at www.acadiarealty.com, as a means of disclosing material nonpublic information and of complying with its disclosure obligations under Regulation FD, including, without limitation, through the posting of investor presentations that may include material nonpublic information. Accordingly, investors should monitor the Investors page, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, the website is not incorporated by reference into, and is not a part of, this document.

Safe Harbor Statement

Certain statements in this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by the use of words, such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project,” or the negative thereof, or other variations thereon or comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results and financial performance to be materially different from future results and financial performance expressed or implied by such forward-looking statements, including, but not limited to: (i) the economic, political and social impact of, and uncertainty surrounding the COVID-19 Pandemic, including its impact on the Company’s tenants and their ability to make rent and other payments or honor their commitments under existing leases; (ii) macroeconomic conditions, such as a disruption of or lack of access to the capital markets; (iii) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (iv) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and their effect on the Company’s revenues, earnings and funding sources; (v) increases in the Company’s borrowing costs as a result of rising inflation, changes in interest rates and other factors, including the discontinuation of the USD London Interbank Offered Rate, which is currently anticipated to occur in 2023; (vi) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (vii) the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (viii) the Company’s ability to obtain the financial results expected from its development and redevelopment projects; (ix) the tenants’ ability and willingness to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant; (x) the Company’s potential liability for environmental matters; (xi) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xii) uninsured losses; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches, including increased cybersecurity risks relating to the use of remote technology during the COVID-19 Pandemic; (xv) the loss of key executives; and (xvi) the accuracy of the Company’s methodologies and estimates regarding environmental, social and governance (“ESG”) metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on its ESG efforts.

The factors described above are not exhaustive and additional factors could adversely affect the Company’s future results and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and other periodic or current reports the Company files with the SEC. Any forward-looking statements in this press release speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in the events, conditions or circumstances on which such forward-looking statements are based.